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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 31, 2007

                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   1-14064                 11-2408943
(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification No.)

  767 Fifth Avenue, New York, New York                         10153
(Address of principal executive offices)                     (Zip Code)

               Registrant's telephone number, including area code
                                  212-572-4200

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02 Results of Operations and Financial Condition.

On January 31, 2007, The Estee Lauder Companies Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter and six months ended December 31, 2006. The release includes the Company's estimates related to its fiscal 2007 third quarter and full year net sales and diluted net earnings per common share from continuing operations. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                    Description
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   99.1                        Press release dated January 31, 2007 of The
                               Estee Lauder Companies Inc.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE ESTEE LAUDER COMPANIES INC.

Date:  January 31, 2007                    By:      /s/ RICHARD W. KUNES
                                              ------------------------------
                                                       Richard W. Kunes
                                                   Executive Vice President
                                                 and Chief Financial Officer
                                                   (Principal Financial and
                                                     Accounting Officer)


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                         THE ESTEE LAUDER COMPANIES INC.

                                  EXHIBIT INDEX



Exhibit No.   Description
-----------   -----------

  99.1       Press release dated January 31, 2007 of The Estee Lauder Companies
             Inc.